EXHIBIT 4.1




                          INDEPENDENT AUDITORS' CONSENT
                          -----------------------------

     We consent to the reference to our firm as experts under the caption "Independent Auditors" and to the use of our report dated April 15, 1999 in Amendment No. 1 to the Registration Statement (File No. 333-76065) and related Prospectus of Ranson Unit Investment Trusts, Series 79.




                                     ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
April 15, 1999